SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                Date of Report (Date of earliest event reported:)
                         April 18, 2003 (April 3, 2003)

                     American Physicians Service Group, Inc.
             (Exact name of registrant as specified in its charter)


     Texas                        0-11453                         75-1458323
  (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)



     1301 Capitol of Texas Highway
              Suite C-300
              Austin, Texas                                      78746
(Address of principal executive offices)                      (Zip Code)



                                 (512) 328-0888
              (Registrant's telephone number, including area code)




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Item 9. REGULATION FD DISCLOSURE

        This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition", in accordance with interim procedures promulgated by the Securities and Exchange Commission. See "Item 12. Results of Operations and Financial Condition" below.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 3, 2003, American Physicians Service Group, Inc. issued a press release entitled, "American Physicians Service Group, Inc. Reports Annual and 4th Quarter Earnings." The text of the press release, which is attached as
Exhibit 99.1, is incorporated by reference in its entirety.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Physicians Service Group, Inc.



Date: April 18, 2003          By:  /s/ W.H. Hayes
                                ----------------------------------------------

                              Name:    W.H. Hayes
                                ----------------------------------------------

                              Title:   Sr VP - Finance
                                ----------------------------------------------

                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1 Press Release issued by American Physicians Service Group, Inc., on April 3, 2003.